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                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 1998 (except Note 10, as to which the date is July 20, 1998), in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-59565) and related Prospectus of Triarco Industries, Inc. for the registration of 3,300,000 shares of its common stock.






                                         /s/ Ernst & Young LLP

Hackensack, New Jersey
September 2, 1998